SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 7, 2004

Greer Bancshares Incorporated
(Exact name of registrant as specified in its charter)

South Carolina	000-33021	57-1126200
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1111 W. Poinsett Street, Greer, South Carolina  29650
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (864) 877-2000

Not Applicable
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

On July 7, 2004, Greer Bancshares Incorporated announced that Kenneth M. Harper was named president of Greer State Bank, subsidiary. R. Dennis Hennett, who has served as president of Greer State Bank since its inception in 1988, will continue as chief executive officer as part of the Bank’s succession planning until his scheduled retirement in June 2008.

A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)     The following information is filed as an exhibit to the Current Report on Form 8-K:

Exhibit No. 99.1 - Description: Press Release issued July 7, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED By: /s/ R. Dennis Hennett Name: R. Dennis Hennett Title: Chief Executive Officer

Dated:  July 12, 2004

EXHIBIT INDEX

Exhibit Number                          Description

99.1           Press Release dated July 7, 2004.

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